Cash Distribution and Earnings per Unit (Details Narrative) - shares	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Cash Distribution And Earnings Per Unit
Description of the distribution amount per unit for all classes of units

The first 98% of the quarterly distribution is paid to all common unitholders. The incentive distributions rights (held by Navios GP L.L.C.) apply only after a minimum quarterly distribution of $6.0375 per unit.

Potential common units	0	0	1,001